We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 19, 1999, relating to the financial statements and financial highlights which appears in the November 30, 1998 Annual Report to Shareholders of J.P. Morgan Institutional Prime Money Market Fund and financial statements and supplementary data of The Prime Money Market Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A or our report dated December 17, 1998, relating to the financial statements and financial highlights which appears in the October 31, 1998 Annual Report to Shareholders of J.P. Morgan Institutional Treasury Money Market Fund and financial statements and supplementary data of The Treasury Money Market Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A or our report dated December 17, 1998, relating to the financial statements and financial highlights which appears in the October 31, 1998 Annual Report to Shareholders of J.P. Morgan Institutional Federal Money Market Fund and financial statements and supplementary data of The Federal Money Market Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A or our report dated October 19, 1999, relating to the financial statements and financial highlights which appears in the August 31, 1999 Annual Report to Shareholders of J.P. Morgan Institutional Tax Exempt Money Market Fund and financial statements and supplementary data of The Tax Exempt
Money Market Portfolio, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 19, 1999, relating to the financial statements and financial highlights which appears in the November 30, 1998 Annual Report to Shareholders of J.P. Morgan Institutional Service Prime Money Market Fund and financial statements and supplementary data of The Prime Money Market Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A or our report dated December 17, 1998, relating to the financial statements and financial highlights which appears in the October 31, 1998 Annual Report to Shareholders of J.P. Morgan Institutional Service Treasury Money Market Fund and financial statements and supplementary data of The Treasury Money Market Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A or our report dated December 17, 1998, relating to the financial statements and financial highlights which appears in the October 31, 1998 Annual Report to Shareholders of J.P. Morgan Institutional Service Federal Money Market Fund and financial statements and supplementary data of The Federal Money Market Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A or our report dated October 19, 1999, relating to the financial statements and financial highlights which appears in the August 31, 1999 Annual Report to Shareholders of J.P. Morgan Institutional Service Tax Exempt Money Market Fund and financial statements and supplementary data of The Tax Exempt Money Market Portfolio, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A or our report dated October 19, 1999, relating to the financial statements and financial highlights which appears in the August 31, 1999 Annual Report to Shareholders of J.P. Morgan Tax Exempt Money Market Fund and financial statements and supplementary data of The Tax Exempt Money Market Portfolio, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 19, 1999, relating to the financial statements and financial highlights which appears in the November 30, 1998 Annual Report to Shareholders of J.P. Morgan Prime Money Market Fund and financial statements and supplementary data of The Prime Money Market Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A or our report dated December 17, 1998, relating to the financial statements and financial highlights which appears in the October 31, 1998 Annual Report to Shareholders of J.P. Morgan Treasury Money Market Fund and financial statements and supplementary data of The Treasury Money Market Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
December 28, 1999